Exhibit 4.1

NUMBER		SHARES
CJB 08234	CENTRAL JERSEY BANCORP

COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY	CUSIP 153770 10 2
PAR VALUE $.01		SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

Is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF CENTRAL JERSEY BANCORP (the “Corporation”, a New Jersey corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar. This security is not a deposit or account and is not federally insured or guaranteed.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and caused a facsimile of its corporate seal to be hereunto affixed.

[CORPORATE SEAL]	DATED
CENTRAL JERSEY BANCORP
INCORPORATED		/s/ Robert S. Vuono	/s/ James S. Vaccaro
2000		Secretary	President and Chief Executive Officer
NEW JERSEY

Countersigned and Reigistered:
REGISTRAR AND TRANSGER COMPANY
Transfer Agent
By		and Registrar

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	__________Custodian__________
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act_________________________
		in common		(State)

			UNIF TRF MIN ACT -	______Custodian (until age _____)
(Cust)
________under Uniform Transfers
(Minor)
to Minors Act_________________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________________________________________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIPCODE, OR ASSIGNEE

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substiturion in the premises.

Dated
X

X
	NOTICE:	THE SIGANTURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGABLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNTIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.